Exhibit 21.1

RETAIL PROPERTIES OF AMERICA, INC.
Subsidiary List
As of December 31, 2019

Entity	Formation
3503 RP Acworth Stilesboro, L.L.C.	Delaware
3503 RP Ashburn Loudoun Apartments, L.L.C.	Delaware
3503 RP Ashburn Loudoun Uptown, L.L.C.	Delaware
3503 RP Avondale McDowell, L.L.C.	Delaware
3503 RP Bay Shore Gardiner, L.L.C.	Delaware
3503 RP Bethlehem Saucon Valley Beneficiary, L.L.C.	Delaware
3503 RP Bethlehem Saucon Valley DST	Delaware
3503 RP Carillon 1A Apartment, L.L.C.	Delaware
3503 RP Cedar Hill Pleasant Run GP, L.L.C.	Delaware
3503 RP Cedar Hill Pleasant Run Limited Partnership	Illinois
3503 RP Cedar Hill Pleasant Run LP, L.L.C.	Delaware
3503 RP Charleston North Rivers, L.L.C.	Delaware
3503 RP Columbia Broad River, L.L.C.	Delaware
3503 RP Coppell Town GP, L.L.C.	Delaware
3503 RP Coppell Town Limited Partnership	Illinois
3503 RP Coppell Town LP, L.L.C.	Delaware
3503 RP Coram Plaza, L.L.C.	Delaware
3503 RP Covington Newton Crossroads, L.L.C.	Delaware
3503 RP Cranberry Beneficiary, L.L.C.	Delaware
3503 RP Cranberry DST	Delaware
3503 RP Cumming Green’s Corner, L.L.C.	Delaware
3503 RP Dallas Lincoln Park GP, L.L.C.	Delaware
3503 RP Dallas Lincoln Park Limited Partnership	Illinois
3503 RP Dallas Lincoln Park LP, L.L.C.	Delaware
3503 RP Dallas Paradise, L.L.C.	Delaware
3503 RP Denton Crossing GP, L.L.C.	Delaware
3503 RP Denton Crossing Limited Partnership	Illinois
3503 RP Denton Crossing LP, L.L.C.	Delaware
3503 RP Duncansville Holliday Beneficiary, L.L.C.	Delaware
3503 RP Duncansville Holliday DST	Delaware
3503 RP Fresno Blackstone Avenue, L.L.C.	Delaware
3503 RP Fullerton Metrocenter, L.L.C.	Delaware
3503 RP Gurnee, L.L.C.	Delaware
3503 RP Hickory-Catawba, L.L.C.	Delaware
3503 RP High Ridge, L.L.C.	Delaware
3503 RP Houston Sawyer Heights GP, L.L.C.	Delaware
3503 RP Houston Sawyer Heights Limited Partnership	Illinois
3503 RP Irmo Station, L.L.C.	Delaware
3503 RP Lake Mary, L.L.C.	Delaware
3503 RP Lawrenceville Simonton, L.L.C.	Delaware
3503 RP Marysville, L.L.C.	Delaware
3503 RP Memphis Winchester, L.L.C.	Delaware
3503 RP Miami 19th Street, L.L.C.	Delaware
3503 RP Middletown Brown’s Lane, L.L.C.	Delaware
3503 RP New Hyde Park Marcus, L.L.C.	Delaware
3503 RP Ontario 4th Street, L.L.C.	Delaware
3503 RP Panama City, L.L.C.	Delaware
3503 RP Park Place Limited Partnership	Illinois
3503 RP Pawtucket Boulevard, L.L.C.	Delaware
3503 RP Pawtucket Cottage, L.L.C.	Delaware
3503 RP Phoenix, L.L.C.	Delaware
3503 RP Plano Acquisitions, L.L.C.	Delaware

Entity	Formation
3503 RP Plano Investments, L.L.C.	Delaware
3503 RP Renton North Benson, L.L.C.	Delaware
3503 RP Southlake Corners Kimball GP, L.L.C.	Delaware
3503 RP Southlake Corners Kimball Limited Partnership	Illinois
3503 RP Spokane Northpointe, L.L.C.	Delaware
3503 RP Stony Creek, L.L.C.	Delaware
3503 RP Summerville Azalea Square, L.L.C.	Delaware
3503 RP Temecula Commons, L.L.C.	Delaware
3503 RP Waco Central GP, L.L.C.	Delaware
3503 RP Waco Central Limited Partnership	Illinois
3503 RP Waco Central LP, L.L.C.	Delaware
3503 RP Wesley Chapel Northwoods, L.L.C.	Delaware
3503 RP Wilmette Plaza Del Lago, L.L.C.	Delaware
3503 RPK Ashburn Loudoun JV, L.L.C.	Delaware
3503 RPK Ashburn Loudoun Property, L.L.C.	Delaware
Bel Air Square LLC	Maryland
Birch Property & Casualty, LLC	Vermont
C&S Southlake Capital Partners I, L.P.	Texas
Capital Centre LLC	Maryland
Centre at Laurel, LLC	Maryland
Colesville One, LLC	Maryland
Dallas Metro Maintenance, L.L.C.	Delaware
Denville Union Hill, L.L.C.	Delaware
Gateway Village LLC	Maryland
Inland Western Chicago Ashland, L.L.C.	Delaware
Inland Western Chicago Ashland I, L.L.C.	Delaware
Inland Western Colesville New Hampshire SPE, L.L.C.	Delaware
Inland Western Easton Forks Town DST	Delaware
Inland Western Glendale, L.L.C.	Delaware
Inland Western Glendale Outlot D, L.L.C.	Delaware
Inland Western Glendale Peoria II, L.L.C.	Delaware
Inland Western Greer Wade Hampton, L.L.C.	Delaware
Inland Western Kill Devil Hills Croatan, L.L.C.	Delaware
Inland Western Lansing Eastwood (Tenant), L.L.C.	Delaware
Inland Western Mt. Pleasant Park West, L.L.C.	Delaware
Inland Western Orange 440 Boston, L.L.C.	Delaware
Inland Western Pottstown GP, L.L.C.	Delaware
Inland Western Pottstown Limited Partnership	Illinois
Inland Western Pottstown LP DST	Delaware
Inland Western Salt Lake City Gateway, L.L.C.	Delaware
Inland Western Seattle Northgate North, L.L.C.	Delaware
Inland Western Spartanburg, L.L.C.	Delaware
Inland Western Spartanburg SPE, L.L.C.	Delaware
IWR Gateway Central Plant, L.L.C.	Delaware
IWR Protective Corporation	Delaware
MS Inland Fund, LLC	Delaware
Reisterstown Plaza Associates, LLC	Maryland
RPAI Acquisitions, Inc.	Illinois
RPAI Ashburn Loudoun, L.L.C.	Delaware
RPAI Austin Mopac GP, L.L.C.	Delaware
RPAI Austin Mopac Limited Partnership	Illinois
RPAI Austin Mopac LP, L.L.C.	Delaware
RPAI Bangor Broadway, L.L.C.	Delaware
RPAI Bangor Parkade, L.L.C.	Delaware
RPAI Bluffton Low Country, L.L.C.	Delaware
RPAI Bluffton Low Country II, L.L.C.	Delaware

Entity	Formation
RPAI Bradenton Beachway, L.L.C.	Delaware
RPAI Brooklyn Park 93rd Avenue, L.L.C.	Delaware
RPAI Butler Kinnelon, L.L.C.	Delaware
RPAI Canton Paradise, L.L.C.	Delaware
RPAI Canton Paradise Outlot, L.L.C.	Delaware
RPAI Capital Centre II, L.L.C.	Delaware
RPAI Cedar Park Town Center, L.L.C.	Delaware
RPAI Chantilly Crossing, L.L.C.	Delaware
RPAI Chicago Ashland Land, L.L.C.	Delaware
RPAI Chicago Brickyard, L.L.C.	Delaware
RPAI Clear Lake Clear Shores GP, L.L.C.	Delaware
RPAI Clear Lake Clear Shores Limited Partnership	Illinois
RPAI Clear Lake Clear Shores LP, L.L.C.	Delaware
RPAI College Station Gateway GP, L.L.C.	Delaware
RPAI College Station Gateway Limited Partnership	Illinois
RPAI College Station Gateway LP, L.L.C.	Delaware
RPAI College Station Gateway II GP, L.L.C.	Delaware
RPAI College Station Gateway II Limited Partnership	Illinois
RPAI College Station Gateway II LP, L.L.C.	Delaware
RPAI College Station Gateway III, L.L.C.	Delaware
RPAI Continental Rave Houston, L.L.C.	Delaware
RPAI Cypress Mill, L.L.C.	Delaware
RPAI Cypress Mill GP, L.L.C.	Delaware
RPAI Cypress Mill Limited Partnership	Illinois
RPAI Darien SPE, L.L.C.	Delaware
RPAI Duluth John’s Creek, L.L.C.	Delaware
RPAI Duluth John’s Creek SPE, L.L.C.	Delaware
RPAI Euless GP, L.L.C.	Delaware
RPAI Euless Limited Partnership	Illinois
RPAI Euless LP, L.L.C.	Delaware
RPAI Falls Church Merrifield, L.L.C.	Delaware
RPAI Falls Church Merrifield II, L.L.C.	Delaware
RPAI Fordham Place Office, L.L.C.	Delaware
RPAI Fordham Place Retail, L.L.C.	Delaware
RPAI Fort Mill West Town, L.L.C.	Delaware
RPAI Fort Myers Page Field, L.L.C.	Delaware
RPAI Frisco Parkway GP, L.L.C.	Delaware
RPAI Frisco Parkway Limited Partnership	Texas
RPAI Frisco Parkway LP, L.L.C.	Delaware
RPAI Gaithersburg Downtown Crown, L.L.C.	Delaware
RPAI Galveston Galvez GP, L.L.C.	Delaware
RPAI Galveston Galvez Limited Partnership	Illinois
RPAI Galveston Galvez LP, L.L.C.	Delaware
RPAI Georgetown Rivery GP, L.L.C.	Delaware
RPAI Georgetown Rivery Limited Partnership	Illinois
RPAI Georgetown Rivery LP, L.L.C.	Delaware
RPAI Grapevine GP, L.L.C.	Delaware
RPAI Grapevine Limited Partnership	Illinois
RPAI Grapevine LP, L.L.C.	Delaware
RPAI Greenville Five Forks, L.L.C.	Delaware
RPAI Greenville Five Forks Outlot, L.L.C.	Delaware
RPAI Hagerstown, L.L.C.	Delaware
RPAI Hartford New Park, L.L.C.	Delaware
RPAI HOLDCO Management LLC	Delaware
RPAI Houston Little York GP, L.L.C.	Delaware
RPAI Houston Little York Limited Partnership	Illinois

Entity	Formation
RPAI Houston New Forest GP, L.L.C.	Delaware
RPAI Houston New Forest Limited Partnership	Illinois
RPAI Houston New Forest, L.L.C.	Delaware
RPAI Houston Royal Oaks Village II GP, L.L.C.	Delaware
RPAI Houston Royal Oaks Village II Limited Partnership	Illinois
RPAI Houston Royal Oaks Village II LP, L.L.C.	Delaware
RPAI Houston Royal Oaks Village III, L.L.C.	Delaware
RPAI Houston Sawyer Heights, L.L.C.	Delaware
RPAI Humble Humblewood GP, L.L.C.	Delaware
RPAI Humble Humblewood Limited Partnership	Illinois
RPAI Humble Humblewood LP, L.L.C.	Delaware
RPAI I DST	Delaware
RPAI II DST	Delaware
RPAI Irving GP, L.L.C.	Delaware
RPAI Irving Limited Partnership	Illinois
RPAI Irving LP, L.L.C.	Delaware
RPAI Issaquah Heritage, L.L.C.	Delaware
RPAI Kansas City, L.L.C.	Delaware
RPAI Kansas City Stateline, L.L.C.	Delaware
RPAI King’s Grant GP, L.L.C.	Delaware
RPAI King’s Grant II GP, L.L.C.	Delaware
RPAI King’s Grant Limited Partnership	Delaware
RPAI King’s Grant II Limited Partnership	Delaware
RPAI Kingsport East Stone, L.L.C.	Delaware
RPAI Lake Worth Towne Crossing GP, L.L.C.	Delaware
RPAI Lake Worth Towne Crossing Limited Partnership	Illinois
RPAI Lake Worth Towne Crossing LP, L.L.C.	Delaware
RPAI Lakewood, L.L.C.	Delaware
RPAI Lakewood II, L.L.C.	Delaware
RPAI Lansing Eastwood, L.L.C.	Delaware
RPAI Lawton Lee Blvd., L.L.C.	Delaware
RPAI Leesburg Fort Evans, L.L.C.	Delaware
RPAI Mansfield GP, L.L.C.	Delaware
RPAI Mansfield Limited Partnership	Illinois
RPAI Mansfield LP, L.L.C.	Delaware
RPAI Maple Grove Wedgwood, L.L.C.	Delaware
RPAI McDonough Henry Town, L.L.C.	Delaware
RPAI McKinney Stonebridge GP, L.L.C.	Delaware
RPAI McKinney Stonebridge Limited Partnership	Illinois
RPAI McKinney Stonebridge LP, L.L.C.	Delaware
RPAI Miami 19th Street II, L.L.C.	Delaware
RPAI Middletown Fairgrounds Plaza, L.L.C.	Delaware
RPAI Naperville Main, L.L.C.	Delaware
RPAI Naperville Main North, L.L.C.	Delaware
RPAI New Hartford Orchard, L.L.C.	Delaware
RPAI New Port Richey Mitchell, L.L.C.	Delaware
RPAI New York Portfolio, L.L.C.	Delaware
RPAI Newcastle Coal Creek, L.L.C.	Delaware
RPAI Newnan Crossing, L.L.C.	Delaware
RPAI Newnan Crossing II, L.L.C.	Delaware
RPAI Newport News Jefferson, L.L.C.	Delaware
RPAI North Carolina Sales, Inc.	Illinois
RPAI North Richland Hills Davis GP, L.L.C.	Delaware
RPAI North Richland Hills Davis Limited Partnership	Illinois
RPAI North Richland Hills Davis LP, L.L.C.	Delaware
RPAI Northwest Management Corp.	Delaware

Entity	Formation
RPAI Oak Brook Promenade I, L.L.C.	Delaware
RPAI Orange 53 Boston, L.L.C.	Delaware
RPAI Oswego Douglass, L.L.C.	Delaware
RPAI Oswego Gerry Centennial, L.L.C.	Delaware
RPAI Pacific Property Services LLC	Delaware
RPAI Pelham Manor, L.L.C.	Delaware
RPAI Pittsburgh William Penn GP, L.L.C.	Delaware
RPAI Pittsburgh William Penn, L.P.	Illinois
RPAI Pittsburgh William Penn Member II DST	Delaware
RPAI Pittsburgh William Penn Partner, L.P.	Delaware
RPAI Quakertown GP, L.L.C.	Delaware
RPAI Quakertown Limited Partnership	Illinois
RPAI Quakertown LP DST	Delaware
RPAI Redmond Avondale, L.L.C.	Delaware
RPAI Richardson Eastside, L.L.C.	Delaware
RPAI Round Rock Forest Commons GP, L.L.C.	Delaware
RPAI Round Rock Forest Commons Limited Partnership	Illinois
RPAI Round Rock Forest Commons LP, L.L.C.	Delaware
RPAI Royal Palm Beach Commons, L.L.C.	Delaware
RPAI San Antonio GP, L.L.C.	Delaware
RPAI San Antonio HQ GP, L.L.C.	Delaware
RPAI San Antonio HQ Limited Partnership	Illinois
RPAI San Antonio HQ LP, L.L.C.	Delaware
RPAI San Antonio Huebner Oaks GP, L.L.C.	Delaware
RPAI San Antonio Huebner Oaks Limited Partnership	Illinois
RPAI San Antonio Huebner Oaks LP, L.L.C.	Delaware
RPAI San Antonio Limited Partnership	Illinois
RPAI San Antonio LP, L.L.C.	Delaware
RPAI Santa Fe, L.L.C.	Delaware
RPAI Saratoga Springs Wilton, L.L.C.	Delaware
RPAI Schaumburg American Lane, L.L.C.	Delaware
RPAI Seekonk Power Center, L.L.C.	Delaware
RPAI Severn, L.L.C.	Delaware
RPAI Southlake Corners Kimball, L.L.C.	Delaware
RPAI Southlake GP, L.L.C.	Delaware
RPAI Southlake Limited Partnership	Illinois
RPAI Southlake LP, L.L.C.	Delaware
RPAI Southwest Management Corp.	Delaware
RPAI Southwest Management LLC	Delaware
RPAI Stony Creek II, L.L.C.	Delaware
RPAI Sugar Land Colony GP, L.L.C.	Delaware
RPAI Sugar Land Colony Limited Partnership	Illinois
RPAI Sugar Land Colony LP, L.L.C.	Delaware
RPAI Summerville Azalea Square III GP, L.L.C.	Delaware
RPAI Summerville Azalea Square III Limited Partnership	Tennessee
RPAI Summerville Azalea Square III LP, L.L.C.	Delaware
RPAI Tacoma South I, L.L.C.	Delaware
RPAI Tallahassee Governor’s One, L.L.C.	Delaware
RPAI Tampa Walters, L.L.C.	Delaware
RPAI Town and Country Manchester, L.L.C.	Delaware
RPAI Towson Square, L.L.C.	Delaware
RPAI Towson Square Parking, L.L.C.	Delaware
RPAI US Management LLC	Delaware
RPAI Vienna Tysons, L.L.C.	Delaware
RPAI Watauga GP, L.L.C.	Delaware
RPAI Watauga Limited Partnership	Illinois

Entity	Formation
RPAI Watauga LP, L.L.C.	Delaware
RPAI West Mifflin Century III GP, L.L.C.	Delaware
RPAI West Mifflin Century III, L.P.	Illinois
RPAI West Mifflin Century III Member II DST	Delaware
RPAI West Mifflin Century III Partner, L.P.	Delaware
RPAI Westbury Merchants Plaza, L.L.C.	Delaware
RPAI Western Management Corp.	Delaware
RPAI Williston Maple Tree, L.L.C.	Delaware
RPAI Winter Springs Red Bug, L.L.C.	Delaware
RPAI Woodinville Plaza, L.L.C.	Delaware
RPAI Worcester Lincoln Plaza, L.L.C.	Delaware
RRP Hecht, LLC	Maryland
SLTS Grand Avenue II, L.P.	Texas
SLTS Grand Avenue II GP, L.L.C.	Delaware
South Billings Center, LLC	Delaware
The Shops At Legacy (RPAI) GP, L.L.C.	Delaware
The Shops At Legacy (RPAI) L.P.	Illinois
The Shops At Legacy (RPAI) Mezz, L.L.C.	Delaware
Town Square Ventures, L.P.	Illinois
Town Square Ventures II, L.P.	Texas
Town Square Ventures II GP, L.L.C.	Texas
Town Square Ventures III, L.P.	Texas
Town Square Ventures III GP, L.L.C.	Delaware
Town Square Ventures III LP, L.L.C.	Delaware
Town Square Ventures IV, L.P.	Texas
Town Square Ventures IV GP, L.L.C.	Delaware
Town Square Ventures IV LP, L.L.C.	Delaware
Town Square Ventures V, L.P.	Texas
Town Square Ventures V GP, L.L.C.	Delaware
Town Square Ventures V LP, L.L.C.	Delaware
Towson Circle LLC	Maryland
Western Town Square Ventures GP, L.L.C.	Delaware
Western Town Square Ventures I GP, L.L.C.	Delaware
Western Town Square Ventures LP, L.L.C.	Delaware